EXHIBIT 32.1 AND 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the quarterly report on Form 10-Q of XXX Acquisition Corp. (the “Company”) for the six month period ended June 30, 2011 as filed with the  Securities  and  Exchange  Commission on the date  hereof  (the “Report”),  I, Michael Long, Chief Executive Officer and Acting  Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	the Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 8, 2011	/s/ Michael Long
Michael Long
Chief Executive Officer and
Chief Financial Officer